UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2004



                        All American Semiconductor, Inc.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)



                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.              Exhibit Description
                  -----------              -------------------

                  99                       Press Release dated March 16, 2004.


Item 12. Results of Operations and Financial Condition.

         All American Semiconductor, Inc. (the "Company") announced its results for the fourth quarter and year ended December 31, 2003. A copy of the Company's press release issued on March 16, 2004 concerning the foregoing is furnished as part of this report.




                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALL AMERICAN SEMICONDUCTOR, INC.



Date: March 16, 2004                    By: /s/ HOWARD L. FLANDERS
                                            ----------------------------------
                                            Howard L. Flanders
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


                  Exhibit No.             Exhibit Description
                  -----------             -------------------

                  99                      Press Release dated March 16, 2004.